                                                            Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT AND REPORT ON SCHEDULE


To the Board of Directors and Stockholders of Total Sports Inc.
Raleigh, North Carolina


We consent to the use in this Registration Statement of Total Sports Inc. on Form S-1 of our report on the consolidated financial statements of Total Sports Inc., dated August 1, 1999 (November 12, 1999 as to Note 16), appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Our audits of the financial statements referred to in our aforementioned report also included the financial statement schedule of Total Sports Inc., listed in
Item 16. This financial statement schedule is the responsibility of Total Sports' management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


DELOITTE & TOUCHE LLP

Raleigh, North Carolina

November 12, 1999

INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Total Sports Inc.
Raleigh, North Carolina


We consent to the use in this Registration Statement of Total Sports Inc. on Form S-1 of our report on the statement of net assets acquired from KOZ inc. as of March 31, 1997 and the statements of operations and cash flows from operations of the sports content business acquired from KOZ inc. for the period May 1, 1996 through March 31, 1997, dated August 2, 1999, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Raleigh, North Carolina

November 12, 1999

INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Total Sports, Inc.
Raleigh, North Carolina


We consent to the use in this Registration Statement of Total Sports Inc. on Form S-1 of our report on the financial statements of Long Distance Technologies, Inc., dated September 8, 1999, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Raleigh, North Carolina

November 12, 1999